SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          Date of Report: April 6, 2005


                          ELITE FLIGHT SOLUTIONS, INC.
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               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    001-31231               26-0003788
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(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)         Identification No.)


710 THIRD STREET, SUITE 200, ROANOKE, VIRGINIA                   24016
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(Address of principal executive offices)                       (Zip code)

Registrant's telephone number, including area code:   (941) 343-9966
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                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On April 6, 2005, Elite Flight Solutions, Inc. (the "Company") entered into an Asset Sale Agreement with Stateline Ford, Inc. ("Stateline"), the owner and operator of a New Jersey dealership (the "Dealership") which is duly franchised for the sale of Ford and Hyundai automobiles, trucks and used vehicles, pursuant to which Stateline is to convey its Ford and Hyundai business, and all of the personal property used in connection therewith, together with its Ford and Hyundai franchise rights to the Company (collectively, the "Assets"). The purchase price for the Assets is $800,000. The closing shall occur within 15 days after all of the contingenices in the Agreement are satisfied.

         In addition, on April 6, 2005, the Company will purchase the land, buildings and improvements associated with the Dealership (the "Property") pursuant to a Real Estate Sale Agreement and Membership Purchase Agreement. The total purchase price for the Property is $3,200,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable

         (b) Not applicable

         (c) Exhibit No. Description

EXHIBIT          DESCRIPTION                                                            LOCATION
-------          -----------                                                            --------
                 Asset Sale  Agreement  dated April 6, 2005 by and between  Stateline
Exhibit 99.1     Ford, Inc. and Elite Flight Solutions, Inc.                            Provided herewith

                 Real  Estate  Sale  Agreement  dated  April 6,  2005 by and  between
Exhibit 99.2     Stateline Reality, L.L.C. and Elite Flight Solutions, Inc.             Provided herewith

                 Membership  Purchase  Agreement  dated  April 6,  2005 by and  among
Exhibit 99.3     Chris Preziosi,  Albert  Preziosi,  Jr. and Elite Flight  Solutions,   Provided herewith
                 Inc.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 11, 2005              ELITE FLIGHT SOLUTIONS, INC.

                                   By: /s/ Bruce Edwards
                                       -----------------------------------------
                                   Name:   Bruce Edwards
                                   Its:    President and Chief Executive Officer



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